Exhibit 99.1

Worksport Signals Undervalued Status, Eyes Major 2024 Growth

West Seneca, New York 04-25-2024 - Worksport Ltd. (NASDAQ: WKSP; WKSPW), a U.S.-based manufacturer dedicated to developing innovative hybrid and clean energy solutions in light truck, overlanding, and global consumer goods markets, today released a memo to shareholders, iterating management's outlook on maximizing shareholder value and setting the stage for a transformative year in projected growth for 2024, on all fronts.

"As we steer through a pivotal phase at Worksport, our direction is clear and aimed at reinforcing our position as a leader in truck accessories and sustainable automotive solutions," said Steven Rossi, CEO & President of Worksport. "With our focus on delivering innovative products that cater to the booming pickup truck, overlanding, and off-roading communities, we have just begun capturing our share of these significant market segments."

Corporate Valuation and Growth Outlook:

● Undervalued Stock Potential: With over 150 registered and pending patents and trademarks, a state-of-the-art facility valued at over $9.2 million-exceeding our current market cap-and advanced manufacturing equipment valued at more than $7 million, it is our belief that Worksport stock is significantly undervalued.

● Year-end sales for 2024 are expected to significantly increase from the previous year, primarily driven by Worksport's U.S.-made hard covers along with highly anticipated green-energy products coming this summer. Having already generated significant press and industry interest, the market introduction of the SOLIS solar cover and the COR portable energy storage system in the months ahead is expected to exponentially boost growth potential and substantially enhance shareholder returns.

Strategic Inventory and Production Milestones:

● Robust Inventory and Supply Chain Stability: With a robust balance of inventory to produce new products, a significant revenue growth opportunity is present, and is being met by strong demand for the Company's Made in America hard-covers. The Company is confident in its ability to produce significant volumes and capitalize on increasing demand without delay.

● B2C Sales Momentum: Direct-to-consumer sales campaigns initiated in March 2024 have already led to an uptick in sales, with sales figures from April 2024 already surpassing internal projections, indicating robust consumer demand and market acceptance.

● Accelerated B2B Engagements: An overwhelmingly positive reception from major U.S. business customers, including initial purchase orders from three leading players, has accelerated the Company's B2B pipeline, while marking a significant vote of confidence in Worksport's technology and business model.

Innovation and Market Expansion:

● First-to-Market Solar Truck Bed Cover: Finalized after extensive engineering and prototyping, the patented SOLIS cover is set for its market debut this summer. As a pioneer in the solar technology space, capturing even 5% of the U.S. market translates to significant revenue potential, potentially exceeding $300 million annually from the solar cover line alone. The SOLIS Solar Truck Bed Cover will be among the very first to market and will be available for all major makes and models. The Company has received copious interest from the media, industry partners, and consumers for this forthcoming innovation.

● COR Solid State Power Generator Launch: Complementing the SOLIS cover, the patent pending COR battery system is nearing the end of its prototyping phase. With each SOLIS unit sold, a COR unit stands as its perfect counterpart, enhancing utility and customer value. Alpha units of the COR system are expected to be available by this summer with strong interest from US Government Agencies & Major Retailers.

● Groundbreaking Heat Pump Technology: Additionally, Worksport subsidiary, Terravis Energy, Inc., is on the brink of completing an innovative residential heat pump that surpasses existing technological standards by up to 40%. With the global heat pump market projected to grow at a CAGR of 8.5%, reaching $142.4 Billion by 2030, this development has garnered significant interest from conglomerate companies and governments worldwide.

Grants and Intellectual Property:

● Many active grant applications: Currently Worksport is actively pursuing several multi-million-dollar grants to further support the business, research and development efforts, and sales efforts. Worksport will be excited to share updates in the coming months regarding some of these applications.

● Expanding IP Portfolio: The strength of Worksport's intellectual property portfolio continues to further solidify our market position and innovation capacity, with new additions to the portfolio every quarter for the last year.

Despite a stock price that does not reflect our true value, the company believes 2024 is set to be an inflection point for Worksport that solidifies our position as a U.S-based manufacturer dedicated to developing innovative hybrid and clean energy solutions in the light truck, overlanding, and global consumer goods markets.

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Connect with the Company on social media (X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram) and sign up for to receive the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third party websites other than content published by the Company.

Worksport strives to provide frequent updates of its operations to its community of investors, clients, and customers to maintain the highest level of visibility.

LinkedIn

X (previously Twitter)

YouTube

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact: Steven Obadiah, Investor Relations, Worksport Ltd.

T: 1 (888) 554 8789 E: investors@worksport.com W: www.worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.